OSTERWEIS OPPORTUNITY FUND – OSTGX

Supplement dated September 21, 2026 to the Summary Prospectus dated June 30, 2026

Effective December 31, 2026, James L. Callinan will no longer serve as a portfolio manager of the Osterweis Opportunity Fund (the “Fund”). Accordingly, as of December 31, 2026, all references to James L. Callinan serving as a portfolio manager of the Fund are hereby removed. Additionally, Matt Unger will serve as Co-Chief Investment Officer.

Accordingly, the portfolio manager information disclosed in the section titled “Summary Section - Osterweis Opportunity Fund - Portfolio Managers” on page 6 of the Fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Bryan Wong, Vice President & C0-Chief Investment Officer - Small Cap Growth – Portfolio Manager of the Fund since 2021
Matt Unger, Vice President & C0-Chief Investment Officer - Small Cap Growth – Portfolio Manager of the Fund since 2021

Please retain this supplement with the Summary Prospectus for your reference.